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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                                NOVEMBER 28, 2005

                                  EZCORP, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                       0-19424                74-2540145
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
         incorporation)                                      Identification No.)


          1901 CAPITAL PARKWAY                                           78746
              AUSTIN, TEXAS                                           (Zip Code)
(Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (512) 314-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 28, 2005, EZCORP, Inc. executed a Supplemental Executive Retirement Plan effective December 1, 2005 providing retirement benefits to its senior executives. The Plan document is attached hereto as exhibit 10.94.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

10.94 EZCORP Supplemental Executive Retirement Plan effective December 1, 2005

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EZCORP, INC.
                                       (Registrant)


Date: December 1, 2005                 By: /s/ Daniel N. Tonissen
                                           -------------------------------------
                                           (Signature)
                                           Senior Vice President,
                                           Chief Financial Officer, and Director

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                                  EXHIBIT INDEX



10.94   EZCORP Supplemental Executive Retirement Plan effective December 1, 2005